EXHIBIT 10.1

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                 OMNICOM FINANCE INC., OMNICOM FINANCE PLC, and
                              OMNICOM CAPITAL INC.,
                                  as Borrowers

                           THIRD AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                           Dated as of April 30, 1999,

                 Amended and Restated as of April 27, 2000, and
                  Amended and Restated as of July 31, 2000, and
                    Amended and Restated as of April 26, 2001

                           SALOMON SMITH BARNEY INC.,
                        as Lead Arranger and Book Runner

                                 CITIBANK, N.A.,
                             as Administrative Agent

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent

                                       and

                            THE CHASE MANHATTAN BANK,
                              FLEET NATIONAL BANK,
                                       and
                              SANPAOLO IMI S.p.A.,
                              as Syndication Agents

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      THIRD AMENDMENT AND RESTATEMENT (this "Third Amendment and
Restatement") dated as of April 26, 2001 of the 364-Day Credit Agreement referred to below, among: OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware ("OFI"); OMNICOM FINANCE PLC (formerly, Omnicom Finance Limited), a corporation organized and existing under the laws of England and Wales ("OFL"); OMNICOM CAPITAL INC., a corporation organized and existing under the laws of Connecticut ("OCI" and, together with OFI and OFL, each a "Borrower", and collectively, the "Borrowers" ); OMNICOM GROUP INC. (the "Guarantor"); each of the financial institutions listed in Schedule I hereto (each a "Bank", and collectively the "Banks") and CITIBANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"); SALOMON SMITH BARNEY INC., as lead arranger and book runner; THE BANK OF NOVA SCOTIA, as documentation agent (the "Documentation Agent"); and THE CHASE MANHATTAN BANK, FLEET NATIONAL BANK and SANPAOLO IMI S.p.A., as syndication agents (the "Syndication Agents", and collectively, together with the Administrative Agent and the Documentation Agent, the "Agents").

                  OFI, OFL, certain of the Banks and the Agents are parties to a 364-Day Credit Agreement, dated as of April 30, 1999 and, together with OCI, are party to a subsequent Amended and Restated 364-Day Credit Agreement, dated as of April 27, 2000 and a Second Amended and Restated Credit Agreement dated as of July 31, 2000 (as in effect immediately prior to the effectiveness of this Third Amendment and Restatement pursuant to Section 4 hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Banks to the Borrowers in an aggregate principal amount not exceeding $1,000,000,000 at any one time outstanding. The Borrowers, the Banks signatory hereto and the Agents wish to amend and restate the Existing Credit Agreement to extend the Commitment Termination Date (as defined in the Existing Credit Agreement) for an additional 364 days; and the bank identified under the heading "ADDITIONAL BANK" on the signature pages hereto wishes to become party to the Existing Credit Agreement pursuant to this Third Amendment and Restatement and undertake a Commitment, as of the Existing Commitment Termination Date (as defined in the Existing Credit Agreement), in the amount specified opposite such bank's name on Schedule I to this Third Amendment and Restatement. Accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement in certain respects as set forth herein and to restate the Existing Credit Agreement as so amended (the Existing Credit Agreement as so amended and restated, the "Third Amended and Restated Credit Agreement"):

      Section 1. Definitions. Except as otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as defined therein.

      Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Third Amendment and Restatement, but effective on the Effective Date (as defined below), (i) each of the Existing Credit Agreement and the Guaranty is hereby amended as set forth below, and
(ii) the Existing Credit Agreement is restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth below:

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                       -2-


            A. References in the Existing Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Third Amended and Restated Credit Agreement.

            B. Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definition for "Third Amended and Restated Credit Agreement" and inserting the same in the appropriate alphabetical location and by amending and restating the following definition for "Commitment" to read in its entirety as follows:

                  "Third Amended and Restated Credit Agreement" shall mean this
            Agreement as amended and restated by the Amendment and Restatement dated as of April 27, 2000, the Second Amendment and Restatement dated as of July 31, 2000 and the Third Amendment and Restatement dated as of April 26, 2001 among the Borrowers, the Guarantor, the Banks signatory thereto and the Agents.

                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I to the Third Amended and Restated Credit Agreement, as the same may be (x) reduced from time to time pursuant to Section 4.02 and/or Section 10, (y) increased pursuant to Section 4.04 and/or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

            C. Section 4.03 of the Existing Credit Agreement is amended by deleting paragraph (a) in its entirety and inserting a new paragraph (a) as follows:

                  "(a) The "Commitment Termination Date" shall be April 25, 2002 or such later date to which the Commitment Termination Date has been extended pursuant to this Section 4.03."

            D. Section 4.03(b) of the Existing Credit Agreement is amended by deleting the reference to "Consent Date (as hereinafter defined)" at the end of the first sentence and replacing it with "Existing Commitment Termination Date".

            E. Section 4.03(d) of the Existing Credit Agreement is amended by deleting the reference to "Consent Date" and replacing it with "Existing Commitment Termination Date".

            F. Section 4.04 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

                  "4.04 Increase of Commitments. The Guarantor shall have the right, at any time prior to the then Existing Commitment Termination Date, without the consent of the Required Banks, to effect an increase or increases in the Total Commitment to any amount up to $1,000,000,000; provided that (i) each increase shall be in a minimum amount of $1,000,000 and multiples of $1,000,000 in excess thereof; (ii) no Default or Event of Default has occurred and is continuing;

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -3-


            and (iii) one or more of the existing Banks agree, but are not required to agree, to increase their respective Commitments hereunder and/or one or more new banks, satisfactory to the Guarantor and reasonably satisfactory to the Administrative Agent, agree to provide Commitments hereunder. Notice from the Guarantor requesting such increase shall be given to the Banks, with a copy to the Administrative Agent, at least three Business Days before the proposed effective date for such increase. An increase in the Total Commitments pursuant to this Section 4.04 shall not, however, be permitted if the Total Commitment shall have been reduced pursuant to Section 4.02(b) during the preceding four months."

            G. Schedule I of the Existing Credit Agreement is deleted in its entirety and replaced with the schedule set forth in Schedule I to this Third Amendment and Restatement.

            H. Section 6(e) of the Guaranty is hereby amended by deleting the first reference to "December 31, 1998" in the first sentence thereof and replacing it with "December 31, 2000" and by deleting the reference to "December 31, 1998 through the date hereof" in the third sentence thereof and replacing it with "December 31, 2000 through April 26, 2001".

      Section 3. Representations and Warranties. Each Borrower (but only OFI and OCI with respect to Section 7.09) represents and warrants to the Banks as of the Effective Date that the representations and warranties set forth in Section 7 of the Existing Credit Agreement are true and correct as to itself on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said
Section 7 to "this Agreement" included reference to the Third Amended and Restated Credit Agreement. The Guarantor represents and warrants to the Banks as of the Effective Date that the representations and warranties (after giving effect to the amendment in Section 2 H of this Third Amendment and Restatement) set forth in Section 6 of the Guaranty are true and correct as to itself on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each Borrower and the Guarantor represents and warrants to the Banks as of the Effective Date that no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.02 of the Third Amended and Restated Credit Agreement).

      Section 4. Conditions to Effectiveness. The amendment and restatement set forth in Section 2 of this Third Amendment and Restatement shall become effective on the date (the "Effective Date") on which the Administrative Agent shall notify the Guarantor that the following conditions precedent have been satisfied (and the Administrative Agent shall promptly notify the Banks of the occurrence of the Effective Date):

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -4-


            (a) Documents. The Administrative Agent shall have received the following documents (with sufficient copies for each Bank), each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) Execution by All Parties. Counterparts of this Third
            Amendment and Restatement, duly executed and delivered by each Borrower, the Guarantor, the Administrative Agent and each Bank (it being understood and agreed that by its execution of this Third Amendment and Restatement, the Guarantor confirms its obligations under the Guaranty with respect to the Third Amended and Restated Credit Agreement).

                  (2) Notes. For Barclays Bank PLC, a Note substantially in the form of Exhibit B to the Existing Credit Agreement, executed and delivered by each of the Borrowers to evidence each such Bank's Loans.

                  (3) Other Documents. Such other documents as the
            Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent.

            (b) Fees and Expenses. The Administrative Agent shall have received evidence satisfactory to it that (i) the Borrowers and the Guarantor shall have paid in full all fees, expenses and interest due and payable to the Administrative Agent and the Banks under the Existing Credit Agreement, including, without limitation, all amounts due and owing to Dresdner Bank AG, (ii) the Guarantor shall have paid all accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) in connection with this Third Amendment and Restatement and (iii) the Guarantor shall have paid to the Administrative Agent for account of the Banks such up-front or other fees in connection with the execution of this Third Amendment and Restatement as the Guarantor and the Administrative Agent shall have agreed upon.

      Section 5. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Third Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Third Amendment and Restatement by signing any such counterpart. This Third Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -5-


      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment and Restatement as of the day and year first above written.

                            BORROWERS:

                            OMNICOM FINANCE INC.

                            By: /s/ Dennis E. Hewitt
                                ------------------------
                              Name:  Dennis E. Hewitt
                              Title: Treasurer

                            OMNICOM FINANCE PLC

                            By: /s/ Dennis E. Hewitt
                                ------------------------
                              Name:  Dennis E. Hewitt
                              Title: Director

                            By: /s/ Barry J. Wagner
                                ------------------------
                              Name:  Barry J. Wagner
                              Title: Director

                            OMNICOM CAPITAL INC.

                            By: /s/ Dennis E. Hewitt
                                ------------------------
                              Name:  Dennis E. Hewitt
                              Title: President

                            GUARANTOR:

                            OMNICOM GROUP INC.,
                              as Guarantor

                            By: /s/ Dennis E. Hewitt
                                ------------------------
                              Name:  Dennis E. Hewitt
                              Title: Treasurer

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -6-


                            BANKS:

                            CITIBANK, N.A.,
                              as Administrative Agent and as Bank

                            By: /s/ Carolyn A. Kee
                                ------------------------
                              Name:  Carolyn A. Kee
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -7-


                            THE BANK OF NOVA SCOTIA
                             as Documentation Agent and as Bank

                            By: /s/ John Campbell
                                ------------------------
                              Name:  John Campbell
                              Title: Unit Head

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -8-


                            THE CHASE MANHATTAN BANK
                              as Syndication Agent and as Bank

                            By: /s/ Constance M. Coleman
                                ------------------------
                              Name:  Constance M. Coleman
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -9-


                            FLEET NATIONAL BANK,
                              as Syndication Agent and as Bank

                            By: /s/ Thomas J. Levy
                                ------------------------
                              Name:  Thomas J. Levy
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -10-


                            SANPAOLO IMI S.p.A.
                              as Syndication Agent and as Bank

                            By: /s/ Carlo Persico
                                ------------------------
                              Name:  Carlo Persico
                              Title: G.M.

                            By: /s/ Robert Wurster
                                ------------------------
                              Name:  Robert Wurster
                              Title: FVP

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -11-


                            SCOTIABANC, INC.

                            By: /s/ W.J. Brown
                                ------------------------
                              Name:  W.J. Brown
                              Title: Managing Director

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -12-



                            SVENSKA HANDELSBANKEN

                            By: /s/ Paul Breakspear
                                ------------------------
                              Name:  Paul Breakspear
                              Title: Account Manager

                            By: /s/ Simon Silvester
                                ------------------------
                              Name:  Simon Silvester
                              Title: Head of London Branch

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                            HSBC BANK USA

                            By: /s/ Diane M. Zieske
                                ------------------------
                              Name:  Diane M. Zieske
                              Title: First Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -14-


                            WACHOVIA BANK, N.A.

                            By: /s/ Elizabeth M. Phelan
                                ------------------------
                              Name:  Elizabeth M. Phelan
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -15-


                            PNC BANK, NATIONAL ASSOCIATION

                            By: /s/ Donald V. Davis
                                ------------------------
                              Name:  Donald V. Davis
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -16-


                            SUMITOMO MITSUI BANKING CORPORATION
                              (formerly known as The Sumitomo Bank, Limited)

                            By: /s/ C. Michael Garrido
                                ------------------------
                              Name:  C. Michael Garrido
                              Title: Senior Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -17-


                            MELLON BANK, N.A.

                            By: /s/ Maria N. Sisto
                                ------------------------
                              Name:  Maria N. Sisto
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -18-


                            FIRSTAR BANK, NA

                            By: /s/ Robert A. Flosbach
                                ------------------------
                              Name:  Robert A. Flosbach
                              Title: Senior Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -19-


                            BANK ONE, NA (MAIN OFFICE CHICAGO)

                            By: /s/ Mahua G. Thakurta
                                ------------------------
                              Name:  Mahua G. Thakurta
                              Title: Commercial Banking Officer

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -20-


                            THE BANK OF NEW YORK

                            By: /s/ Roger A. Grossman
                                ------------------------
                              Name:  Roger A. Grossman
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -21-


                            ADDITIONAL BANK:

                            BARCLAYS BANK PLC

                            By: /s/ Marlene Wechselblatt
                                ------------------------
                              Name:  Marlene Wechselblatt
                              Title: Vice President

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


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                                      -22-


                                                                      SCHEDULE I

                             Schedule of Commitments
                             -----------------------

Lenders                                                               Commitment
-------                                                               ----------

CITIBANK, N.A.                                                      $150,000,000

THE BANK OF NOVA SCOTIA/SCOTIABANC, INC.                            $100,000,000

THE CHASE MANHATTAN BANK                                            $100,000,000

FLEET NATIONAL BANK                                                 $100,000,000

SANPAOLO IMI S.p.A.                                                  $70,000,000

SVENSKA HANDELSBANKEN                                                $75,000,000

HSBC BANK USA                                                        $65,000,000

WACHOVIA BANK, N.A.                                                  $60,000,000

PNC BANK, NATIONAL ASSOCIATION                                       $50,000,000

SUMITOMO MITSUI BANKING CORPORATION                                  $50,000,000

MELLON BANK, N.A.                                                    $40,000,000

FIRSTAR BANK, NA                                                     $30,000,000

BARCLAYS BANK PLC                                                    $20,000,000

BANK ONE, NA (MAIN OFFICE CHICAGO)                                   $15,000,000

THE BANK OF NEW YORK                                                 $10,000,000

                                                                    ============
TOTAL                                                               $935,000,000

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT